Van Kampen Tax Free Money Fund

Supplement dated January 11, 2010
to the
Prospectus and the Summary Prospectus
each dated October 30, 2009,
each as previously supplemented on October 30, 2009

The Prospectus and the Summary Prospectus are hereby supplemented as follows:

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. In connection with the Transaction, on December 8, 2009, management of the Fund and management of Invesco proposed a reorganization (the “Reorganization”) of the Fund into the AIM Tax-Exempt Cash Fund (the “Acquiring Fund”), a fund advised by affiliates of Invesco with substantially the same investment objective and principal investment strategy as the Fund. The Board of Trustees of the Fund has approved the proposed Reorganization and the proposed Reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TFMMSPT 1/10